SUBJECT TO CERTAIN DEFINITIONS PRINTED ON REVERSE

NUMBER                                                                SHARES
[    ]                                                                [    ]

                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                    AMERICAN
                             UTILICRAFT CORPORATION

   The Corporation is authorized to issue 24,000,000 Common Shares Par Value
                                  $.00001 Each


THIS CERTIFIES THAT _________________ SPECIMEN _________________ is the owner of _________________________________________________________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.


         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers, and to be sealed with the Seal of the Corporation.


Dated _______________________

                    [SEAL OF AMERICAN UTILICRAFT CORPORATION]


____________________________________              ______________________________
James S. CAREY - SECRETARY TREASURER              John DUPONT - PRESIDENT

THE STOCK REGISTERED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR WITH ANY OTHER FEDERAL OR STATE REGULATORY AGENCY. THE STOCK MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR OTHERWISE HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER ANY APPLICABLE FEDERAL OR STATE SECURITIES LAW OR AN OPINION OF COUNSEL THAT THE PROPOSED TRANSACTIONS EXEMPT UNDER THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AS OTHERWISE IN COMPLIANCE WITH SUCH LAWS.




The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM   - as tenants in common  UNIF GIFT MIN ACT - ________Custodian_______
                                                      (Cust)            (Minor)
                                                      under Uniform Gifts to Minors
TEN ENT   - as tenants by the entireties              Act _____________________
                                                               (State)
JT TEN    - as joint tenants with right of
            of survivorship and not as
            tenants in common

For value received, the undersigned hereby sells, assigns and transfers unto
                                         PLEASE INSERT SOCIAL SECURITY OR OTHER
                                             IDENTIFYING NUMBER OF ASSIGNEE
                                        ---------------------------------------

                                        ---------------------------------------

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints _______________________________________________________________________
__________________________________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________________
          In presence of           _____________________________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.